File No. 333-190154       CIK #1563076

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 5 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Invesco Unit Trusts, Municipal Series 1182
                              (Exact Name of Trust)

                          Invesco Capital Markets, Inc.
                            (Exact Name of Depositor)

                                11 Greenway Plaza
                            Houston, Texas 77046-1173
          (Complete address of Depositor's principal executive offices)

  INVESCO CAPITAL MARKETS, INC.         PAUL HASTINGS LLP
  Attention: John M. Zerr, Esq.         Attention: Michael R. Rosella, Esq.
  11 Greenway Plaza                     200 Park Avenue
  Houston, Texas 77046-1173             New York, New York 10166

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on May 29, 2019, pursuant to paragraph (b) of Rule 485.

                              Invesco Unit Trusts,
                             Municipal Series 1182


IM-IT/671

--------------------------------------------------------------------------------
                              PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
  Part II of this Prospectus. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Invesco Unit Trusts, Municipal Series (the "Fund") consists of the underlying separate unit investment trust or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds bonds each insured through policies obtained from bond insurance companies.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Date of this Prospectus is May 29, 2019




INVESCO

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1182
                   Summary of Essential Financial Information

                              As of March 20, 2019
                     Sponsor: Invesco Capital Markets, Inc.
                  Evaluator: ICE Securities Evaluations, Inc.
                  Supervisor: Invesco Investment Advisers LLC
                      Trustee: The Bank of New York Mellon

   The income, expense and distribution data set forth below have been calculated for Unitholders electing to receive monthly distributions. Unitholders choosing a different distribution plan (if available) will receive a slightly higher net annual interest income because of the lower Trustee's fees and expenses under such plan.

                                                                                                    IM-IT
General Information                                                                                 Trust
                                                                                               ----------------
Principal Amount (Par Value) of Securities ..................................................  $      6,765,000
Number of Units .............................................................................             6,759
Fractional Undivided Interest in Trust per Unit .............................................           1/6,759
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio ........................................  $   7,229,576.35
      Aggregate Bid Price of Securities per Unit ............................................  $       1,069.62
      Sales charge 2.20% (2.249% of the Aggregate Bid Price of Securities)
        for the IM-IT Trust .................................................................  $          24.04
      Principal Cash per Unit ...............................................................  $           (.58)
      Public Offering Price per Unit (1) ....................................................  $       1,093.08
Redemption Price per Unit ...................................................................  $       1,069.04
Excess of Public Offering Price per Unit over Redemption Price per Unit .....................  $          24.04
Minimum Value of the Trust under which Trust Agreement may be terminated ....................  $   1,460,000.00
Evaluator's Annual Evaluation Fee (3) .......................................................  $          3,135
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit .............................................  $          47.94
      Less: Estimated Annual Expense excluding Insurance ....................................  $           2.78
      Estimated Net Annual Interest Income per Unit .........................................  $          45.16
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income ..................................................  $          45.16
      Divided by 12 .........................................................................  $           3.76
Estimated Daily Rate of Net Interest Accrual per Unit .......................................  $         .12544
Estimated Current Return Based on Public Offering Price (2) .................................              4.13%
Estimated Long-Term Return (2) ..............................................................              1.68%

--------------------------------------------------------------------------------
(1)  Plus accrued interest to the date of settlement of $1.51 for the IM-IT
     Trust.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II of this Prospectus.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.39 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution ............  $1.00 per Unit
Date of Deposit ...........................  February 5, 2014
Supervisor's Annual Supervisory Fee .......  Maximum of $.40 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee ........  Maximum of $.15 per Unit

Record and Computation Dates ..............  TENTH day of the month.

Distribution Dates ........................  TWENTY-FIFTH day of the month.

Trustee's Annual Fee ......................  $.92 per $1,000 principal amount of Bonds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Sponsor and Unitholders of Invesco Unit Trusts, Municipal Series 1182:

   Opinion on the Financial Statements

   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Insured Municipals Income Trust, Series 671 (included in Invesco Unit Trusts, Municipal Series 1182 the "Trust") as of January 31, 2019, and the related statements of operations and changes in net assets for each of the three years in the period ended January 31, 2019, and the financial highlights for the period from February 5, 2014 (date of deposit) through January 31, 2015 and for each of the four years in the period ended January 31, 2019, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of January 31, 2019, and the results of its operations and changes in net assets for each of the three years in the period ended January 31, 2019, and the financial highlights for the period from February 5, 2014 (date of deposit) through January 31, 2015 and for each of the four years in the period ended January 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

   Basis for Opinion

   These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Trust's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

   We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

   Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned at January 31, 2019 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audits provide a reasonable basis for our opinion.

                                                          /s/ GRANT THORNTON LLP

   We have served as the auditor of one or more of the unit investment trusts, sponsored by Invesco Capital Markets, Inc. and its predecessors, since 1976.

   New York, New York
   May 29, 2019

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1182
                             Statement of Condition
                                January 31, 2019
                                                                                             IM-IT
                                                                                             Trust
                                                                                         -------------
Trust property
   Cash ...............................................................................  $          --
   Tax-exempt securities at fair value (cost $6,972,089) (notes 1 and 2) ..............      7,282,190
   Accrued interest ...................................................................         98,137
   Receivable for securities sold .....................................................             --
                                                                                         -------------
                                                                                         $   7,380,327
                                                                                         =============
Liabilities and interest to Unitholders
   Cash overdraft .....................................................................  $      80,224
   Redemptions payable ................................................................             --
   Interest to Unitholders ............................................................      7,300,103
                                                                                         -------------
                                                                                         $   7,380,327
                                                                                         =============

                             Analysis of Net Assets

Interest of Unitholders (6,818 Units of fractional undivided interest outstanding)
   Cost to original investors of 7,300 Units (note 1) .................................  $   7,804,508
      Less initial underwriting commission (note 3) and organization costs ............        342,340
                                                                                         -------------
                                                                                             7,462,168
      Less redemption of Units (482 Units) ............................................        519,243
                                                                                         -------------
                                                                                             6,942,925
   Undistributed net investment income
      Net investment income ...........................................................      1,619,406
      Less distributions to Unitholders ...............................................      1,596,353
                                                                                         -------------
                                                                                                23,053
   Realized gain (loss) on Bond sale or redemption ....................................         24,024
   Unrealized appreciation (depreciation) of Bonds (note 2) ...........................        310,101
   Distributions to Unitholders of Bond sale or redemption proceeds ...................             --
                                                                                         -------------
          Net asset value to Unitholders ..............................................  $   7,300,103
                                                                                         =============
Net asset value per Unit (Units outstanding of 6,818) .................................  $    1,070.71
                                                                                         =============

   The accompanying notes are an integral part of these financial statements.

                  INSURED MUNICIPALS INCOME TRUST, SERIES 671
                            Statements of Operations
                            Years ended January 31,
                                                                               2017           2018           2019
                                                                           -------------  -------------  -------------
Investment income
   Interest income ......................................................  $     345,949  $     340,772  $     333,840
   Expenses
      Trustee fees and expenses .........................................         12,924         11,094         12,929
      Evaluator fees ....................................................          2,734          2,043          3,135
      Supervisory fees ..................................................          4,015          4,018          4,104
                                                                           -------------  -------------  -------------
          Total expenses ................................................         19,673         17,155         20,168
                                                                           -------------  -------------  -------------
      Net investment income .............................................        326,276        323,617        313,672
Realized gain (loss) from Bond sale or redemption
   Proceeds .............................................................         11,027        204,833        199,545
   Cost .................................................................         10,384        193,668        192,634
                                                                           -------------  -------------  -------------
      Realized gain (loss) ..............................................            643         11,165          6,911
Net change in unrealized appreciation (depreciation) of Bonds ...........       (197,135)        78,809       (137,153)
                                                                           -------------  -------------  -------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
          FROM OPERATIONS ...............................................  $     129,784  $     413,591  $     183,430
                                                                           =============  =============  =============

                      Statements of Changes in Net Assets
                            Years ended January 31,

                                                                               2017           2018           2019
                                                                           -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
   Net investment income ................................................  $     326,276  $     323,617  $     313,672
   Realized gain (loss) on Bond sale or redemption ......................            643         11,165          6,911
   Net change in unrealized appreciation (depreciation) of Bonds ........       (197,135)        78,809       (137,153)
                                                                           -------------  -------------  -------------
      Net increase (decrease) in net assets resulting from operations ...        129,784        413,591        183,430
Distributions to Unitholders from:
   Net investment income ................................................       (328,361)      (322,713)      (315,379)
   Bonds sale or redemption proceeds ....................................             --             --             --
   Redemption of Units ..................................................         (3,208)      (207,902)      (200,396)
                                                                           -------------  -------------  -------------
      Total increase (decrease) .........................................       (201,785)      (117,024)      (332,345)
Net asset value to Unitholders
   Beginning of period ..................................................      7,951,257      7,749,472      7,632,448
                                                                           -------------  -------------  -------------
   End of period (including undistributed net investment income of
      $23,856, $24,760 and $23,053, respectively) .......................  $   7,749,472  $   7,632,448  $   7,300,103
                                                                           =============  =============  =============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of January 31, 2019, the Insured Municipals Income Trust, Series 671 consists of issues which are payable from the income of a specific project, authority or corporation, as applicable. The portfolio is divided by purpose of issue as follows: Airport, (6%); Certificates of Participation, (6%); General Obligation, (22%); General Purpose, (8%); Health Care, (7%); Higher Education, (16%); Transportation, (11%) and Utilities, (24%). See "portfolio schedule" and related "Note 2" herein.

   The state breakdown for the Insured Municipals Income Trust, Series 671 is as follows: Arizona, (5%); California, (21%); Colorado, (4%); Florida, (7%); Georgia, (14%); Hawaii, (1%); Illinois, (8%); Maryland, (1%); Michigan, (4%); Nevada, (1%); New York, (1%); Pennsylvania, (7%); Texas, (20%); Utah, (4%) and Virginia, (2%).

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1182
INSURED MUNICIPALS INCOME TRUST                                                  PORTFOLIO schedule as of January 31, 2019
--------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio   Aggregate                                                                  Rating   Feature          Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date        (Note 2)  (Note 2)       (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
  A   $      90,000 Florida, Miami-Dade County School Board Certificates
                     of Participation, Series B (Assured Municipal Insured)                2021 @ 100
                     5.375% Due 05/01/31                                              AA   2029 @ 100 S.F. $       95,969
--------------------------------------------------------------------------------------------------------------------------
  B          35,000 Hawaii, State Airport System Revenue Bonds,
                     Series A (Assured Municipal Insured)                                  2020 @ 100
                     5.000% Due 07/01/34                                              AA   2031 @ 100 S.F.         36,277
--------------------------------------------------------------------------------------------------------------------------
  C          20,000 Texas, Schertz/Seguin Local Government Corporation
                     Contract Revenue Bonds (Assured Municipal
                     Insured)
                     5.200% Due 02/01/35                                              AA   2031 @ 100 S.F.         24,255
--------------------------------------------------------------------------------------------------------------------------
  D          25,000 Illinois Finance Authority Revenue Bonds, Southern
                     Illinois Healthcare Enterprises, Inc. (Assured                        2020 @ 100
                     Municipal Insured)                                                    2031 @ 100 S.F.
                     5.375% Due 03/01/35                                              AA   2020 @ 100 P.R.         25,958
--------------------------------------------------------------------------------------------------------------------------
  E         230,000 Illinois, Board of Trustees of Southern Illinois University,
                     Southern Illinois University Housing and Auxiliary
                     Facilities System Revenue Bonds, Series B1
                     (Build America Mutual Assurance Insured)                              2022 @ 100
                     4.000% Due 04/01/35                                              AA   2033 @ 100 S.F.        231,391
--------------------------------------------------------------------------------------------------------------------------
  F         230,000 Texas, Lower Colorado River Authority, Transmission
                     Contract Refunding Revenue Bonds, LCRA
                     Transmission Services Corporation Project
                     (Assured Municipal Insured)
                     4.000% Due 05/15/35                                              AA   2022 @ 100             236,256
--------------------------------------------------------------------------------------------------------------------------
  G          15,000 Florida, Miami-Dade County Expressway Authority, Toll
                     System Revenue and Refunding Revenue Bonds,
                     Series A (Assured Municipal Insured)                                  2020 @ 100
                     4.900% Due 07/01/35                                              AA   2034 @ 100 S.F.         15,565
--------------------------------------------------------------------------------------------------------------------------
  H          15,000 Texas, Laredo Community College District, Combined                     2020 @ 100
                     Fee Revenue Bonds (Assured Municipal Insured)                         2031 @ 100 S.F.
                     5.250% Due 08/01/35                                              AA   2020 @ 100 P.R.         15,765
--------------------------------------------------------------------------------------------------------------------------
  I         290,000 California, Woodbridge Irrigation District Certificates
                     of Participation (Assured Municipal Insured)                          2022 @ 100
                     4.600% Due 07/01/36                                              AA   2035 @ 100 S.F.        304,726
--------------------------------------------------------------------------------------------------------------------------
  J         315,000 Florida, JEA Electric System Subordinated Revenue Bonds,               2019 @ 100
                     Series A (Build America Mutual Assurance Insured)                AA   2035 @ 100 S.F.        111,657
                                                                                           2019 @ 100
                     110M-4.500% Due 10/01/36                                              2035 @ 100 S.F.
                     205M-4.500% Due 10/01/36                                         NR   2019 @ 100 P.R.        208,710
--------------------------------------------------------------------------------------------------------------------------
  K         325,000 California, Los Rios Community College District General
                     Obligation Bonds, 2008 Election, Series B
                     (Build America Mutual Assurance Insured)                              2023 @ 100
                     4.250% Due 08/01/38                                              AA   2036 @ 100 S.F.        339,170
--------------------------------------------------------------------------------------------------------------------------
  L         295,000 California, San Gabriel Unified School District General
                     Obligation Bonds, Election of 2008, Series C
                     (Build America Mutual Assurance Insured)
                     4.750% Due 08/01/38                                              AA   2023 @ 100             315,647
--------------------------------------------------------------------------------------------------------------------------
  M          20,000 Maryland Health and Higher Educational Facilities Authority
                     Revenue Bonds, Medlantic/Helix Issue, Series A
                     (Assured Municipal Insured)
                     5.250% Due 08/15/38                                              AA   2029 @ 100 S.F.         24,305
--------------------------------------------------------------------------------------------------------------------------

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1182
INSURED MUNICIPALS INCOME TRUST                                      PORTFOLIO schedule as of January 31, 2019 (continued)
--------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio   Aggregate                                                                  Rating   Feature          Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date        (Note 2)  (Note 2)       (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
  N   $     300,000 Colorado, Commerce City Northern Infrastructure General
                     Improvement District, General Obligation Refunding and
                     Improvement Bonds (Assured Municipal Insured)                         2022 @ 100
                     4.000% Due 12/01/38                                             AA    2037 @ 100 S.F. $      306,177
--------------------------------------------------------------------------------------------------------------------------
  O          40,000 Illinois, The County of Lake, Special Service Area
                     Number 16, Unlimited Ad Valorem Special Tax
                     General Obligation Bonds (Build America
                     Mutual Assurance Insured)                                             2023 @ 100
                     5.000% Due 12/30/38                                             AA    2037 @ 100 S.F.         44,200
--------------------------------------------------------------------------------------------------------------------------
  P          20,000 Nevada, Clark County, Las Vegas-McCarran International
                     Airport, Passenger Facility Charge Revenue Bonds,
                     Series A (Assured Municipal Insured)                                  2020 @ 100
                     5.250% Due 07/01/39                                             AA    2035 @ 100 S.F.         20,518
--------------------------------------------------------------------------------------------------------------------------
  Q          30,000 Florida, Miami-Dade County Water & Sewer System                        2020 @ 100
                     Revenue Bonds (Assured Municipal Insured)                             2035 @ 100 S.F.
                     5.000% Due 10/01/39                                             AA    2020 @ 100 P.R.         31,626
--------------------------------------------------------------------------------------------------------------------------
  R         300,000 Utah, Utah County Transportation Sales Tax Revenue
                     Bonds (Assured Municipal Insured)
                     4.000% Due 12/01/39                                             AA    2021 @ 100             306,750
--------------------------------------------------------------------------------------------------------------------------
  S          80,000 Georgia, Coweta County Water and Sewerage Authority                    2019 @ 100
                     Revenue Bonds, Series A (Assured Municipal Insured)             AA    2033 @ 100 S.F.         60,206
                                                                                           2019 @ 100
                                                                                           2033 @ 100 S.F.
                                                                                     AA    2019 @ 100 P.R.          5,042
                     60M-4.250% Due 06/01/40                                               2019 @ 100
                     5M-4.250% Due 06/01/40                                                2033 @ 100 S.F.
                     15M-4.250% Due 06/01/40                                         AA    2019 @ 100 P.R.         15,127
--------------------------------------------------------------------------------------------------------------------------
  T         725,000 Georgia, Carrollton Payroll Development Authority Revenue
                     Bonds, UWG Phase II, LLC Project
                     (Assured Municipal Insured)                                           2022 @ 100
                     5.000% Due 06/15/40                                             AA    2033 @ 100 S.F.        782,137
--------------------------------------------------------------------------------------------------------------------------
  U         135,000 Georgia, Albany-Dougherty Inner City Authority Revenue
                     Bonds, Albany State University Projects
                     (Assured Guaranty Insured)                                            2020 @ 100
                     4.750% Due 07/01/40                                             AA    2036 @ 100 S.F.        138,853
--------------------------------------------------------------------------------------------------------------------------
  V         325,000 Arizona Health Facilities Authority Revenue Bonds, Catholic
                     Healthcare West, Series B-2 (Assured Municipal Insured)               2021 @ 100
                     5.000% Due 03/01/41                                             AA    2040 @ 100 S.F.        339,778
--------------------------------------------------------------------------------------------------------------------------
  W         350,000 Texas Transportation Commission, Central Texas Turnpike
                     System First Tier Revenue Refunding Bonds, Series A
                     (Build America Mutual Assurance Insured)                              2022 @ 100
                     5.000% Due 08/15/41                                             AA    2039 @ 100 S.F.        378,406
--------------------------------------------------------------------------------------------------------------------------
  X          20,000 Florida, Miami-Dade County Aviation Revenue Bonds,
                     Miami International Airport, Series B
                     (Assured Municipal Insured)                                           2020 @ 100
                     5.000% Due 10/01/41                                             AA    2036 @ 100 S.F.         20,860
--------------------------------------------------------------------------------------------------------------------------
  Y          35,000 Florida, Miami-Dade County Aviation Revenue Bonds,
                     Miami International Airport, Series B                                 2019 @ 100
                     (Assured Guaranty Insured)                                            2037 @ 100 S.F.
                     5.125% Due 10/01/41                                             A2*   2019 @ 100 P.R.         35,787
--------------------------------------------------------------------------------------------------------------------------
  Z         285,000 Illinois, Metropolitan Pier and Exposition Authority,
                     McCormick Place Expansion Project Refunding
                     Revenue Bonds, Series B (Assured
                     Municipal Insured)                                                    2022 @ 100
                     4.250% Due 06/15/42                                             AA    2041 @ 100 S.F.        281,244
--------------------------------------------------------------------------------------------------------------------------

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1182
INSURED MUNICIPALS INCOME TRUST                                      PORTFOLIO schedule as of January 31, 2019 (continued)
--------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio   Aggregate                                                                  Rating   Feature          Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date        (Note 2)  (Note 2)       (Notes 1 and 2)
--------------------------------------------------------------------------------------------------------------------------
 AA   $     115,000 Virginia, Chesterfield County Economic Development
                     Authority Revenue Bonds, Bon Secours Health
                     System, Inc., Series C-1 (Assured Municipal                           2020 @ 100
                     Insured)                                                              2033 @ 100 S.F.
                     5.000% Due 11/01/42                                             AA    2020 @ 100 P.R. $      121,056
--------------------------------------------------------------------------------------------------------------------------
 AB          25,000 Virginia, Henrico County Economic Development Authority
                     Revenue Bonds, Bon Secours Health System, Inc.,                       2020 @ 100
                     Series B-2 (Assured Guaranty Insured)                                 2033 @ 100 S.F.
                     5.250% Due 11/01/42                                             AA    2020 @ 100 P.R.         26,445
--------------------------------------------------------------------------------------------------------------------------
 AC         100,000 New York, Metropolitan Transportation Authority,
                     Transportation Revenue Bonds, Series C
                     (Assured Municipal Insured)                                           2022 @ 100
                     4.250% Due 11/15/42                                             AA    2041 @ 100 S.F.        103,131
--------------------------------------------------------------------------------------------------------------------------
 AD         290,000 Michigan, Wayne County Airport Authority, Airport Revenue
                     Bonds, Detroit Metropolitan Wayne County Airport,
                     Series A (Assured Municipal Insured)                                  2022 @ 100
                     5.000% Due 12/01/42                                             AA    2038 @ 100 S.F.        317,277
--------------------------------------------------------------------------------------------------------------------------
 AE         445,000 Pennsylvania, Allegheny County Sanitary Authority Sewer
                     Revenue Bonds (Build America Mutual Assurance
                     Insured)                                                              2023 @ 100
                     5.250% Due 12/01/44                                             AA    2042 @ 100 S.F.        499,851
--------------------------------------------------------------------------------------------------------------------------
 AF         730,000 Texas, West Travis County Public Utility Agency Revenue                2021 @ 100
                     and Refunding Bonds (Assured Municipal Insured)                       2039 @ 100 S.F.
                     5.000% Due 08/15/45                                             AA    2021 @ 100 P.R.        788,853
--------------------------------------------------------------------------------------------------------------------------
 AG         570,000 California, Mendota Unified School District General
                     Obligation Bonds, Election of 2012, Series B                          2023 @ 100
                     (Build America Mutual Assurance Insured)                              2043 @ 100 S.F.
                     5.750% Due 08/01/48                                             AA    2023 @ 100 P.R.        673,215
      -------------                                                                                        ---------------
      $   6,825,000                                                                                        $    7,282,190
      =============                                                                                        ===============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1182
                         Notes to Financial Statements
                        January 31, 2017, 2018 and 2019
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, a third party valuation provider. The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust, (2) on the basis of bid prices for comparable Bonds,
(3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Insured Municipals Income Trust, Series 671) was based on the determination by the Evaluator of the offering prices of the Bonds on the date of deposit (February 5, 2014). Since the valuation is based upon the bid prices, the Trust (Insured Municipals Income Trust, Series 671) recognized a downward adjustment of $83,417 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended January 31, 2015.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust's Date of Deposit is listed above in the section entitled "Summary of Essential Financial Information". For a discussion of the federal tax status of income earned on Units, see "Federal Tax Status--Grantor Trusts" or "Federal Tax Status--Regulated Investment Companies", as applicable, in Part II of this Prospectus.

   For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service ("IRS"). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trust has no IRS examination pending.

   Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification ("ASC"), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Portfolio Diversification - Certain sector classifications have been changed from the prior year's presentation. Sector classifications are subject to change and their presentation as they relate to the Trust may change from one year to the next.

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, a Division of S&P Global ("S&P"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody's. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually for Trusts with a Date of Deposit prior to April 21, 2009, or in excess of $5 per Unit monthly for Trusts with a Date of Deposit on or after April 21, 2009, and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit for Trusts with a Deposit Date prior to April 21, 2009, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

   Certain Bonds may have a "make whole" call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on municipal obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trust may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

   ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

   Fair Value Measurements - As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of January 31, 2019 based on the inputs used to value them:

                                                    Investments
Valuation Inputs                                   in Securities
----------------------------------------------     -------------
Level 1 -- Quoted prices                           $          --
Level 2 -- Other significant observable inputs         7,282,190
Level 3 -- Significant unobservable inputs                    --
                                                   -------------
Total                                              $   7,282,190
                                                   =============

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at January 31, 2019 is as follows:

Unrealized Appreciation                            $     317,128
Unrealized Depreciation                                   (7,027)
                                                   -------------
                                                   $     310,101
                                                   =============


NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which was equivalent to 4.058% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.50% of the public offering price (1.523% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 3.75% of the public offering price (3.896% of the aggregate bid price of the Bonds) for a Trust with a portfolio with twelve or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.40 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

   During each of the three years in the period ended January 31, 2019, 3 Units, 191 Units and 189 Units, respectively, were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS

IM-IT/671

                                                       2015 (c)         2016            2017            2018            2019
                                                   --------------  --------------  --------------  --------------  --------------
Per Share Operating Performance:
   Net asset value, beginning of period .........  $     1,022.21  $     1,122.89  $     1,104.19  $     1,076.61  $     1,089.26
                                                   --------------  --------------  --------------  --------------  --------------
   Income from investment operations:
      Net investment income .....................           45.18           45.20           45.31           45.65           45.16
      Net realized and unrealized gain (loss)
         on investment transactions (a) .........           97.02         (18.59)         (27.29)           12.52         (18.30)
                                                   --------------  --------------  --------------  --------------  --------------
   Total from investment operations .............          142.20           26.61           18.02           58.17           26.86
                                                   --------------  --------------  --------------  --------------  --------------
Distributions to Unitholders from:
   Net investment income ........................         (41.52)         (45.31)         (45.60)         (45.52)         (45.41)
   Bond sale and redemption proceeds ............              --              --              --              --              --
                                                   --------------  --------------  --------------  --------------  --------------
   Total distributions to Unitholders ...........         (41.52)         (45.31)         (45.60)         (45.52)         (45.41)
                                                   --------------  --------------  --------------  --------------  --------------
   Net asset value, end of period ...............  $     1,122.89  $     1,104.19  $     1,076.61  $     1,089.26  $     1,070.71
                                                   ==============  ==============  ==============  ==============  ==============
Total Return (b): ...............................          13.82%           2.52%           1.61%           5.47%           2.55%
Ratios as a Percentage
of Average Net Assets (b):
   Expenses .....................................           0.16%           0.26%           0.25%           0.22%           0.27%
   Net investment income ........................           4.25%           4.16%           4.09%           4.20%           4.22%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c) For the period from February 5, 2014 (date of deposit) through January 31, 2015.


                                                                      CMSPRO1182

                               Prospectus Part II
                                    May 2019

                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                     Invesco Unit Trusts, Municipal Series


                  A convenient way to invest in a diversified
                    portfolio of tax-exempt municipal bonds


                      This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

      You should read this prospectus and retain it for future reference.
--------------------------------------------------------------------------------

 The Securities and Exchange Commission has not approved or disapproved of the
    Trust Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.




INVESCO



THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series, Van Kampen Unit Trusts, Municipal Series or Invesco Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Invesco Capital Markets, Inc. as Sponsor, ICE Securities Evaluations, Inc., as Evaluator, Invesco Investment Advisers LLC, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the issuing authorities, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, High Grade Tax-Exempt Bond, 20+ Year Series, Long-Term State and National Quality Trusts. "Investment Grade Municipal Intermediate Trust" refers to an Investment Grade Municipal Trust which is designated as an "intermediate series" or "7-13 Year Series" in the name of such Trust. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts". "Investment Grade Municipal Limited Maturity Trust" refers to an Investment Grade Municipal Trust which is designated as a "limited maturity series" in the name of such Trust. "10-20 Year Trust" refers to a trust which is designated as a "10-20 year series" in the name of such trust.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The following table sets forth the approximate range of maturities in years from the Date of Deposit for bonds held in the indicated Trusts:

                                                                             Approximate Maturity
                                                                             From Date of Deposit
Trust                                                                              in Years
-------------------------------------------------------------------------------------------------
IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT,
    Long-Term State and National Quality Trust ...............................     15 to 40
High Grade Tax-Exempt Bond Trust, 20+ Year Series ............................     20 to 30
IM-IT Laddered Series ........................................................     10 to 30
Investment Grade Municipal Limited Maturity Trust ............................     17 to 22
10-20 Year Trust .............................................................     10 to 20
IM-IT Limited Maturity Trust and Quality Municipals Income Trust (QM-IT)
    Limited Maturity Series ..................................................     12 to 15
Investment Grade Municipal Intermediate Trust ................................      7 to 13
IM-IT Intermediate Trust and Strategic Municipal Trust Intermediate Series ...      5 to 15
State Intermediate Laddered Maturity Trust ...................................      5 to 10
IM-IT Short Intermediate Trust ...............................................       3 to 7

   The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed to the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to preserve capital and to provide federal tax-exempt income and, in the case of most State Trusts, Federal and state tax-exempt income. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from municipal bond insurance companies. See "Insurance on the Bonds". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: the ratings criteria applicable to your Trust as listed under "Principal Investment Strategy", (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in any Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by type of bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds a percentages they represent in your portfolio as listed under "Summary of Essential Financial Information". These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   General purpose bonds include bonds chosen by the Sponsor for the Trust that may not fall directly into the other broad bond categories described herein. Bonds in your Trust designated as general purpose bonds may include categorizations including, but not limited to, industrial revenue bonds, housing and building bonds, facilities bonds and tax district bonds. In general, the ability of these issuers to make payments on bonds depends on a variety factors such as the creditworthiness of the company or issuer operating the projects, government regulations and solvency of municipalities.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems, including mental health facilities, nursing homes and intermediate care facilities. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Utilities bonds are obligations of issuers that derive revenue from the retail sale of utilities to customers. This category of bonds consists of bonds including, but not limited to, retail electric, gas and telephone bonds, waste disposal bonds, water and sewer bonds, and wholesale electric bonds. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels. These issuers face problems such as cost and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, zoning ordinances, and other unavoidable changes that adversely affect operation of a project.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Municipal Bond Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Current economic conditions. The economic recession in the United States which began in 2007 technically came to an end in June of 2009, however the U.S. and global economies continue to feel the effects of this recessionary period, including increased unemployment and below-average levels of economic activity. The U.S. and other foreign governments have taken extraordinary steps to combat the effects of the economic crisis, however the ultimate impact of these measures is unknown and cannot be predicted. In December of 2013, the U.S. Federal Reserve announced it would begin tapering its quantitative easing program, however, there continues to be uncertainty concerning potential future changes to the federal funds rate following a period of near zero interest rates over the previous five years. On August 5, 2011, Standard & Poor's Rating Services downgraded the long-term sovereign credit rating of the United States of America to AA+ from AAA, citing the prolonged controversy over raising the statutory debt ceiling and the related fiscal policy debate. Any substantial change in general market conditions may result in sudden and significant valuation increases or declines in your Trust's holdings.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. In a low interest rate environment risks associated with rising rates are heightened. The negative impact on fixed income securities from any interest rate increases could be swift and significant.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Redemption Feature" column of the "Portfolio" section in Prospectus Part I, and the notes thereto. Additional discussion of call provisions appears in the Information Supplement.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In the absence of a liquid trading market for a particular security, the price at which such security may be sold to meet redemptions, as well as the value of the Units of your Trust, may be adversely affected. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
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   The Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
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   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years (ELTR
Life) of a Trust's portfolio:

ELTR Life (Years)              Sales Charge
-------------------------------------------
Less than 2 .................      1.50%
2 but less than 5 ...........      2.20
5 but less than 12 ...........     2.75
12 and over .................      3.75

   The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the secondary market Public Offering Price per Unit. For example, the maximum secondary market sales charge for a Trust with an ELTR Life of "5 but less than 12" years would be 2.75% of the Public Offering Price per Unit (2.828% of the aggregate bid price of the bonds).

   Reducing Your Sales Charge. Employees, officers and directors (including their spouses (or the equivalent if recognized under local law) and children or step-children under 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons) of Invesco Capital Markets, Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for regular trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.25% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices
(a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934, as amended ("1934 Act").

   Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid by the bonds semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. You will receive the amount of accrued interest paid on your Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If you sell or redeem all or a portion of your Units, you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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   Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a "regulated investment company" for federal tax purposes may make additional distributions at the end of each year.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   For a Trust with a Date of Deposit prior to April 21, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   For a Trust with a Date of Deposit on or after April 21, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than two business days (or any shorter period as may be prescribed by the applicable rules under the 1934 Act) following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of
(i) the cash on hand in the Trust or moneys in the process of being collected,
(ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance (if any) has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and
(b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the Securities and Exchange Commission (the "SEC") may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Invesco unit trusts at a reduced sales charge. An exchange does not avoid a taxable disposition of your redeemed Units. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time. The exchange will generally be treated as a sale and a taxable transaction for federal and state income tax purposes.

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at the Depository Trust Company ("DTC"). Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
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   Insurance may have been obtained guaranteeing prompt payment of interest and principal, when due, in respect of some or all of the bonds in your Trust. The premium for any Preinsured Bond Insurance has been paid by the issuer, by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. More detailed information regarding insurance on the bonds and the Preinsured Bond Insurer is included in the Information Supplement. See "Additional Information".

FUND ADMINISTRATION
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   Sponsor. Invesco Capital Markets, Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of March 31, 2019, the total stockholders' equity of Invesco Capital Markets, Inc. was $95,530,725 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $954.8 billion as of March 31, 2019.

   The Sponsor and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee will generally reject (and must reject with respect to any Trust deposited on or before August 1, 2006) any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance on a bond in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee) or to maintain the tax status of a Trust. The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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Grantor Trusts

     This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, including substantial changes to the federal tax law passed and signed into law in December 2017, many of which become effective in 2018 and may affect your investment in a Trust in a number of ways, including possible unintended consequences. These summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. However, legislation added in 2009 provides that interest on tax-exempt bonds issued in 2009 and 2010 is not included in the corporate adjustment based on current earnings. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   Dividends and net capital gains also are subject to a 3.8% federal tax on net investment income for taxpayers at higher income levels.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and, in general, any loss will be treated as a capital loss. However, the deductibility of capital losses under the Internal Revenue Code of 1986, as amended (the "Code"), is subject to various limitations and, in addition, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Code.

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You generally will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense subject to the general rules and limitations on individual deductions. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA may apply. Under existing regulations, FATCA withholding on gross proceeds from the sale of Units and capital gain distributions from your Portfolio took effect on January 1, 2019; however, recently proposed U.S. tax regulations, if finalized in their proposed form, would eliminate FATCA withholding on such types of payments. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, including substantial changes to the federal tax law passed and signed into law in December 2017, many of which become effective in 2018 and may affect your investment in a Trust in a number of ways, including possible unintended consequences. These summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your individual AMTI and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your federal tax rate for ordinary income. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies that do not invest in stock. An individual that owns Units generally will not be entitled to treat dividends received from a Trust as qualified dividend income currently taxed at long-term capital gains rates because it is not expected that such dividends will be attributable to qualified dividend income received by such Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

   Capital Gains and Losses. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   There is no requirement that tax consequences be taken into account in administering your Portfolio.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received, and subject to certain limitations on the deductibility of losses under the tax rules.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses. Recent legislation, effective in 2018, has suspended the deductibility of expenses that are characterized as miscellaneous itemized deductions, such as investment expenses.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA may apply. Under existing regulations, FATCA withholding on gross proceeds from the sale of Units and capital gain distributions from your Portfolio took effect on January 1, 2019; however, recently proposed U.S. tax regulations, if finalized in their proposed form, would eliminate FATCA withholding on such types of payments. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

STATE TRUST RISK FACTORS AND TAX STATUS
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State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. Since the end of the recession, both the state and the U.S. have been in the midst of a modest, drawn-out recovery from the economic downturn. California's Legislature, in addition to adopting severe budget cuts and temporary tax increases, deferred numerous payment obligations to schools and local governments in order to resolve the State's multibillion dollar budget gaps during the downturn. With the improvements to the State's budgetary and fiscal condition, addressing these outstanding obligations as well as California's significant unfunded pension liabilities has become a priority in the state's budget. Consensus among economists is that the economic outlook for the State will continue to improve in the near term however, the economy and California's fiscal condition remain subject to various fiscal risks and pressures which could adversely affect the state's recovery or result in a return to budget deficits.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

     (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

     (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

     (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

     (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
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   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor's, Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
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   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-2590, 811-2870 and 811-2962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
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   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul Hastings LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Contents of Prospectus Part II
  The Trusts .....................................   2
  Estimated Current and Long-Term Returns ........   6
  Public Offering ................................   6
  Rights of Unitholders ..........................   8
  Insurance on the Bonds .........................  10
  Fund Administration ............................  10
  Federal Tax Status .............................  12
  State Trust Risk Factors and Tax Status ........  16
  Expenses .......................................  18
  Additional Information .........................  19
  Other Matters ..................................  19


Daily Prices
  o Call our 24-Hour Pricing Line
      (800) 953-6785
  o Visit our Unit Trusts Daily Prices Page http://www.invesco.com/UIT

Account Questions
  o Contact the Trustee
      (800) 856-8487

Learning More About Unit Trusts
  o Contact Invesco
      (630) 684-6000
  o Visit our Unit Trusts Internet Page
      http://www.invesco.com/UIT

Additional Information
You may obtain an Information Supplement that provides more details about your trust and its policies.

  o Visit the SEC Internet Site
      http://www.sec.gov
  o Contact the Trustee
      (800) 856-8487

                                                                    U-SECPRO0519

                               Prospectus Part II
                                    May 2019

                        Insured Municipals Income Trust

                               Investors' Quality
                                Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                              Invesco Unit Trusts,
                                Municipal Series

INVESCO

                             Information Supplement


                        Insured Municipals Income Trust
                      Investors' Quality Tax-Exempt Trust
                 Van Kampen Focus Portfolios, Municipal Series
                    Van Kampen Unit Trusts, Municipal Series
                     Invesco Unit Trusts, Municipal Series
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   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515-5456 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                               Table of Contents

                                                         Page
                Municipal Bond Risk Factors .............  2
                Insurance on the Bonds ..................  4
                Portfolio Administration ................ 11
                Sponsor Information ..................... 12
                Trustee Information ..................... 12
                Termination of the Trust Agreement ...... 13
                Description of Ratings .................. 14
                State Trust Risk Factors ................ 16



INVESCO


                          Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Utility Bonds. Certain of the bonds may be obligations of utility issuers, including those selling wholesale and retail electric power and gas, water and sewerage services and waste disposal services. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                             Insurance on the Bonds

   Insurance has been obtained by the issuers of certain bonds in the Trusts prior to the deposit of such bonds in a Trust, guaranteeing prompt payment of interest and principal, when due, in respect of such bonds. See "The Trusts--Objective and Bond Selection" in the prospectus. The premium for any insurance policy or policies obtained by an issuer of bonds has been paid by such issuer, and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Preinsured Bond Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized and domiciled in the State of Maryland.

   As of December 31, 2016, ACA Financial Guaranty had total admitted assets of $309.3 million and total liabilities of $267.2 million, resulting in a surplus as regards policyholders of $42.1 million.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated in the state of Delaware on April 29, 1991. Ambac's activities are divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

   On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. On May 1, 2013, Ambac emerged from Chapter 11 bankruptcy protection when the Second Modified Fifth Amended Plan of Reorganization became effective. Upon emergence Ambac had no outstanding debt at the holding company and approximately $5 billion of net operating loss carry-forwards, of which $4.0 billion remain at December 31, 2016. The deterioration of the financial condition of Ambac Assurance and Ambac UK has prevented these companies from being able to write new business. An inability to write new business has and will continue to negatively impact Ambac's future operations and financial results. Ambac Assurance's ability to pay dividends and, as a result, Ambac's liquidity, have been significantly restricted by the deterioration of Ambac Assurance's financial condition, by the rehabilitation of the Segregated Account and by the terms of the Settlement Agreement, dated as of June 7, 2010 (the "Settlement Agreement"), by and among Ambac Assurance, Ambac Credit Products LLC ("ACP"), Ambac and certain counterparties to credit default swaps with ACP that were guaranteed by Ambac Assurance. Ambac Assurance is also restricted in its ability to pay dividends pursuant to the terms of its Auction Market Preferred Shares. It is highly unlikely that Ambac Assurance will be able to make dividend payments to Ambac for the foreseeable future. Ambac Assurance and its subsidiaries have been working toward reducing uncertainties within its insured portfolio through active monitoring and management of key exposures such as Puerto Rico, asset-backed securities (including residential mortgage-backed ("RMBS") and student loans) and municipal entities with stressed financial conditions. Additionally, Ambac Assurance and its subsidiaries are actively prosecuting legal claims (including RMBS related lawsuits), managing the regulatory framework and other aspects of the Segregated Account, seeking to optimize capital allocation in a challenging environment that includes long duration obligations and attempting to retain key employees. Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business.

   Following the Company's emergence from bankruptcy on May 1, 2013, the consolidated financial statements reflect the application of fresh start reporting ("Fresh Start"), incorporating, among other things, the discharge of debt obligations, issuance of new common stock and fair value adjustments.

   Ambac Assurance's statutory policyholder surplus and qualified statutory capital (defined as the sum of policyholders surplus and mandatory contingency reserves) were $624.8 million and $1,015.7 million at December 31, 2015, respectively, as compared to $100.0 million and $268.4 million at December 31, 2014, respectively. As of December 31, 2016, total stockholders' equity was $1.97 billion; at December 31, 2015, total stockholders' equity was $1.95 billion.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd., the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On January 17, 2013, Moody's downgraded the insurance financial strength ("IFS") ratings of Assured Guaranty to A3 from Aa3 and of Assured Municipal to A2 from Aa3, both with a stable outlook. The January 17, 2013 downgrade reflects Moody's reassessment of the business franchise, expected future profitability and financial flexibility of Assured Guaranty and Assured Municipal. These ratings were affirmed on August 8, 2016.

   On March 18, 2014, S&P raised the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA from AA-, with a stable outlook. The March 18, 2014 upgrade reflects S&P's view that the competitive position of Assured Guaranty and Assured Municipal remains strong relative to its peers' in the bond insurance industry. On June 26, 2017, S&P affirmed its AA financial strength rating of Assured Guaranty with a stable outlook. Also on June 26, 2017, S&P affirmed its A long-term counterparty credit rating for the parent company Assured, with a stable outlook.

   Assured's net income for 2016 was $881 million compared with $1,056 million in 2015. The decrease was due primarily to lower fair value gains on credit derivatives in 2016 compared with 2015. This was offset in part by lower losses, loss and loss adjustment expenses, and higher premium accelerations. As of December 31, 2016, Assured Guaranty had total assets of $5.22 billion and total liabilities of $2.82 billion, resulting in total shareholder equity of $2.40 billion. As of December 31, 2016, Assured Municipal had total assets of $8.45 billion and total liabilities of $4.43 billion, resulting in total shareholder equity of $4.02 billion.

   On April 1, 2015, Assured Guaranty acquired all issued and outstanding shares of Radian Asset Assurance, Inc. All prior obligations of Radian Asset are now obligations of Assured Guaranty.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007 and is licensed to write financial guarantee insurance in 49 states.

   As of January 24, 2016, Moody's reaffirmed its Aa1 IFS rating for BHAC with a stable outlook. On August 11, 2015, S&P placed the AA+ financial strength rating of BHAC on CreditWatch Negative. This action follows Berkshire Hathaway's announcement of an agreement to acquire the debt of Precision Castparts Corp and reflects uncertainty surrounding the funding of the acquisition and its effect on cash resources and leverage at the holding-company level. On September 17, 2016, S&P affirmed its AA+ financial strength rating of BHAC, with a stable outlook.

   As of December 31, 2016, Berkshire had total assets of $620.85 billion and total liabilities of $334.49 billion, resulting in total shareholder equity of $286.35 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Build America Mutual Assurance Company ("BAM"). BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. BAM officially launched on July 23, 2012 and began writing policies in September of 2012.

   On July 23, 2012, S&P assigned an initial rating of AA to BAM's financial strength and counterparty credit ratings, with a stable outlook. The AA rating was reaffirmed on June 26, 2017, with a stable outlook.

   As of December 31, 2016 BAM had total net admitted assets of $496.6 million and total liabilities of $65.2 million, resulting in a surplus as regards policyholders of $431.4 million.

   The information relating to BAM contained above has been furnished by BAM or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG Holding, Inc. is the holding company for the CIFG group of financial guaranty insurance and reinsurance companies ("CIFG Group"), including CIFG Assurance North America, Inc., a New York corporation and its subsidiaries. The CIFG Group is actively managing the runoff of a portfolio of insured structured finance, municipal and infrastructure risks. On September 29, 2010, CIFG and CIFG Guaranty entered into a merger agreement which resulted in CIFG Guaranty merging into CIFG (together with related transactions, the "CIFG Merger").

   As of September 30, 2012, CIFG had net admitted assets of $742.3 million and total liabilities of $385.5 million. CIFG's statutory surplus as of September 30, 2012 is approximately $356.7 million, a decrease of approximately $227.8 million from approximately $584.5 million at December 31, 2011. This decrease is primarily attributable to unpaid losses and loss adjustment expense reserves established for student loans of approximately $252.3 million, which is partially offset by other income statement balances resulting in a net loss of approximately $227.0 million and an increase in contingency reserves of approximately $3.5 million.

   CIFG was acquired by Assured Guaranty Corp. on July 1, 2016. After the merger was effectuated on or about July 5, 2016, all insurance policies issued by CIFG became direct obligations of Assured Guaranty Corp.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC, a wholly owned subsidiary of FGIC Corporation, is a New York stock insurance corporation regulated by the New York State Department of Financial Services (the "NYSDFS"). The Company previously issued financial guaranty insurance policies insuring public finance, structured finance and other obligations, but it is no longer engaged in the business of writing new insurance policies. The Company is currently responsible for administering its outstanding policies in accordance with its Rehabilitation Plan, any NYSDFS Guidelines and applicable law.

   Due to losses suffered because of deterioration in the U.S. housing and mortgage markets and the global credit markets during the financial crises from late 2007 to early 2009, on August 4, 2010, FGIC Corporation announced that it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of FGIC Corporation's subsidiaries or affiliates, including FGIC, are part of the Chapter 11 filing. On June 28, 2012, the Supreme Court of the State of New York issued an order pursuant to Article 74 of the Insurance Law placing FGIC in rehabilitation. On June 11, 2013, the Rehabilitation Court approved the First Amended Plan of Rehabilitation for FGIC, dated June 4, 2013. The Rehabilitation Plan became effective on August 19, 2013, whereupon FGIC's rehabilitation proceeding terminated.

   As of December 31, 2016, FGIC had net admitted assets of approximately $2.48 billion and total liabilities of approximately $2.41 billion.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Municipal Assurance Corporation ("MAC"). MAC is a New York domiciled corporation providing municipal bond insurance for municipal and infrastructure bonds. MAC currently guarantees only public finance transactions. MAC is an Assured Guaranty company owned jointly by its affiliates Assured Guaranty Municipal Corp. and Assured Guaranty Corp. MAC is part of the Assured Guaranty Group.

   On July 17, 2013, S&P assigned MAC a long-term financial strength and counterparty credit rating of AA- to MAC with a stable outlook. On March 18, 2014, S&P raised its financial strength and enhancement rating on MAC from AA-to AA. The rating action reflects S&P's view that MAC's competitive position remains strong relative to its peers' in the bond industry. S&P continues to view MAC as having a stable outlook. This rating was reaffirmed by S&P on June 20, 2016.

   As of June 30, 2014, MAC had a total net admitted assets of $1,519,869,768 and total liabilities of $999,277,625 resulting in a surplus as regards policyholders of $520,592,143.

   The information relating to MAC contained above is based upon publicly available information or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois") and MBIA Insurance Corporation ("MBIA Corp.")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through its wholly-owned subsidiaries MBIA Corp., which writes global structured finance and non-U.S. public finance financial guarantee insurance, and National Guarantee, which writes U.S. public finance guarantees.

   On February 18, 2009, MBIA, Inc. announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involved the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with National Guarantee assuming the risk associated with its U.S. municipal exposures, and with MBIA Corp. insuring the remainder of the portfolio, including all international and structured finance exposures. Business ceded to MBIA Corp. from FGIC in 2008 has been assigned to National Guarantee. To provide additional protection for its municipal bond policyholders, National Guarantee has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of National Guarantee, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA Corp. or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against National Guarantee under the second-to-pay policies. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. Effective December 1, 2009, National Guarantee was redomesticated to the State of New York and is subject to insurance regulations and supervision of the State of New York. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.6 billion in claims-paying resources as of December 31, 2010. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   On May 21, 2013, Moody's upgraded the IFS rating of National Guarantee to Baa1 from Baa2, with a positive outlook. The May 21, 2013, rating action reflects National Guarantee's improved credit profile following the repayment of the loan from its weaker affiliate, MBIA Corp., and the termination of the litigation related to the 2009 restructuring. On May 21, 2014, Moody's upgraded its IFS rating of National Guarantee to A3 from Baa1, with a stable outlook. On July 2, 2014, Moody's affirmed its A3 IFS rating of National Guarantee but downgraded the outlook on the rating from stable to negative. On May 20, 2016, Moody's affirmed its A3 IFS rating of National Guarantee with a negative outlook.

   On May 10, 2013, S&P raised the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from BB, with a stable outlook. On March 18, 2014, S&P raised the counterparty credit, financial strength and financial enhancement ratings of National Guarantee to AA- from A, with a stable outlook. On June 26, 2017, S&P lowered its financial strength rating of National Guarantee to A, with a stable outlook. The downgrade of National Guarantee reflects S&P's view that National Guarantee's business risk profile is weaker than its peers', as National Guarantee has struggled to gain wide market acceptance. On December 1, 2017, S&P affirmed its A financial strength rating of National Guarantee with a stable outlook. Immediately thereafter, at the request of National Guarantee, S&P withdrew its rating.

   On May 21, 2013, Moody's upgraded the IFS rating of MBIA Corp. to B3 from Caa2, with a positive outlook. On May 27, 2014, Moody's upgraded its IFS rating of MBIA Corp. to B2 from B3, with a stable outlook. On March 3, 2015, Moody's affirmed its B2 IFS rating of MBIA Corp. but downgraded the outlook on the rating from stable to negative. On January 19, 2016, Moody's downgraded its IFS rating of MBIA Corp. to B3 from B2 and placed the rating on review for further downgrade. On May 20, 2016, Moody's downgraded its IFS rating of MBIA Corp. to Caa1 from B3, with a negative outlook. On December 2, 2016, Moody's affirmed its Caa1 IFS rating of MBIA Corp. and upgraded the outlook on the rating from negative to developing.

   On June 26, 2014, S&P issued a B financial strength rating for MBIA Corp. with a stable outlook. On June 15, 2016, S&P downgraded its financial strength rating of MBIA Corp. to CCC from B, with a negative outlook. On June 26, 2017, S&P affirmed its CCC financial strength rating of MBIA Corp. and upgraded its outlook from negative to stable. On December 1, 2017, S&P affirmed its CCC financial strength rating of MBIA Corp. with a stable outlook. Immediately thereafter, at the request of MBIA Corp., S&P withdrew its rating.

   On March 18, 2014, S&P raised its counterparty credit rating of MBIA, Inc., to A- from BBB with a stable outlook. On June 26, 2017, S&P lowered its counterparty credit rating of MBIA, Inc., to BBB, with a stable outlook. S&P's downgrade of MBIA, Inc., reflects its structural subordination to National Guarantee. On December 1, 2017, S&P affirmed its BBB issuer credit rating of MBIA, Inc., with a stable outlook. Immediately thereafter, at the request of MBIA, Inc., S&P withdrew its rating.

   On May 21, 2013, Moody's upgraded its senior unsecured debt rating of MBIA, Inc., to Ba3 from Caa1, with a positive outlook. On May 21, 2014, Moody's upgraded its senior unsecured debt rating of MBIA, Inc., to Ba1 from Ba3, with a stable outlook. On July 2, 2014, Moody's downgraded its outlook on the Ba1 rating from stable to negative. On May 20, 2016, Moody's affirmed its Ba1 senior unsecured debt rating of MBIA, Inc., with a negative outlook.

   As of December 31, 2016, National Guarantee had total net admitted assets of $4.35 billion and total liabilities of $1.6 billion, resulting in a surplus as regard policyholders of $2.73 billion.

   As of December 31, 2016, MBIA, Inc. and its subsidiaries had total assets of $11.13 billion and total liabilities of $7.89 billion. MBIA, Inc.'s total shareholders' equity as of December 31, 2016 was $3.22 billion, decreasing from $3.72 billion as of December 31, 2015.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). Syncora Guarantee, a wholly owned subsidiary of Syncora Holdings Ltd. ("Syncora Holdings"), is a New York domiciled financial guarantee insurance company which provides credit enhancement and protection products to the public finance and structured finance markets throughout the United States and internationally.

   In February 2008, Moody's downgraded the IFS ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the IFS rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the IFS rating of Syncora Guarantee from B2 to Caa1. On November 18, 2008, S&P lowered its IFS rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its CDO of ABS exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the IFS rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department ("NYID"), the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires. On July 28, 2010, S&P withdrew the D counterparty credit rating and the R financial strength and financial enhancement ratings of Syncora Guarantee. S&P's July 28, 2010 ratings actions resulted from S&P's belief that there is not sufficient information to judge Syncora Guarantee's claims paying ability.

   On July 20, 2010, Syncora Holdings announced that Syncora Guarantee has completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. Also on July 20, 2010, Syncora Holdings announced that the NYID had approved Syncora Guarantee's plan for the payment of accrued and unpaid claims and for the payment of new claims as they become due in the ordinary course of business, resulting in the recommencement of claim payments by Syncora Guaranty on regularly scheduled payment dates occurring on or after July 21, 2010.

   As of December 31, 2016, Syncora Guarantee had total assets of $1.27 billion and total liabilities of $71 million, and a policyholders' surplus of $1.18 billion.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers. In determining eligibility for insurance, the Preinsured Bond Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured by the issuer of the bonds prior to the deposit of such bonds in a Trust.

   Preinsured Bonds in an Insured Trust may or may not have a higher yield than comparably uninsured bonds. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria described under "The Trusts--Objectives and Bond Selection".

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Preinsured Bond Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The Preinsured Bond Insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   The information relating to each Preinsured Bond Insurer, if any, has been furnished by such companies. The financial information with respect to each Preinsured Bond Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds if the supervisor determines there exists any default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Invesco Capital Markets, Inc. is the Sponsor of the Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of March 31, 2019, the total stockholders' equity of Invesco Capital Markets, Inc. was $95,530,725 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $954.8 billion as of March 31, 2019. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, a 10-20 Year Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a High Grade Tax-Exempt Bond Trust, 20+ Year Series, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of S&P Global. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows: Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Fitch Ratings. Long-Term Ratings Scales. Fitch rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

   In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

     o The ratings do not predict a specific percentage of default likelihood over any given time period;

     o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change;

     o The ratings do not opine on the liquidity of the issuer's securities or stock;

     o The ratings do not opine on the possible loss severity on an obligation should an issuer default;

     o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit;

     o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default;

   AAA--'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

   BBB--'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

                            State Trust Risk Factors

   California Risk Factors.

   The California Series invests in bonds of issuers located in California. The value of its portfolio investments with respect to these securities will be highly sensitive to events affecting the fiscal stability of the State of California (referred to in this section as "California" or the "State") and its municipalities, authorities and other instrumentalities that issue such securities. The following information is only a brief summary of the complex factors affecting the financial situation in California and is based on information available as of the date of this prospectus primarily from official statements and legislative analyses relating to the State's budget, and from official statements for securities offerings of the State.

   General Economic Conditions

   Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest and most diverse in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

   The State's economy has continued to recover from the most severe economic downturn and financial pressure since the 1930s. Continued growth in the high-technology sector, international trade and tourism along with improvements in residential construction and real estate markets have been positive indicators of California's broad economic recovery. The State's continued economic growth and revenue growth has culminated in record low unemployment rates, and analysts generally expect the State's economy to continue to expand at a moderate pace in the near future. The Legislative Analyst's Office ("LAO"), a non-partisan fiscal and policy adviser, has issued a positive review on the State's economic outlook and notes that the State should continue its steady progress in building budget reserves under Proposition 2; however, continued uncertainty about the effects of federal policy and weak global growth create fiscal risks and pressures to a more robust recovery. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

   As of May 17, 2019, California's unemployment rate was 4.3%, compared to 12.4% at the recession's peak in October 2010 and the pre-recession low of 4.8% in November 2006. The unemployment rate had previously fallen to 4.1%, which was a record low level dating back to 1976. The year-over change for the twelve-month period between April 2018 and April 2019 shows an increase of 271,600 jobs, which equates to a 1.6% increase. California has now gained approximately 3,213,900 jobs since the economic expansion began in February 2010.

   Geography. California's geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. Starting in October 2018 a series of wildfires burned across northern and southern California. Similarly, beginning in September 2017, and during October 2007, a series of wildfires burned across northern and southern California, in each case forcing approximately 1 million evacuations and causing significant damage in multiple counties. In August 2014, a major earthquake struck the Napa Valley area, causing significant damage in a three county area. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

   States of Emergency. On February 21, 2019 and February 28, 2019, Governor Gavin Newsom declared states of emergency for 26 counties across the state due to severe winter storms that caused dangerous flooding, mudslides and damage to critical infrastructure. It is presently unclear what amount of damage the winter storms have caused and an actual estimate of the impact on the State's economy is not possible, however, the overall cost of the repairs, clean-up, repair and resulting loss of revenue could be substantial.

   As of November 13, 2018, Governor Gavin Newsom declared multiple States of Emergency in Los Angeles County, Ventura County, and Butte County due the effects of wildfires. Similarly, as of August 22, 2018, the Governor declared at least 5 states of emergency relating to various wildfires affecting multiple counties in the State, including San Diego County, Orange County, Riverside County, Shasta County, and Lake County.

   In 2017, the Governor declared at least five states of emergency with respect to various counties affected by wildfires, including Modoc County, Butte County, Los Angeles County, Madera County, Mariposa County, and Tulare County. While it is unclear what amount of damage the 2018 wildfires will cause, the damage caused by the 2017 wildfires is expected to exceed $2.5 billion; however, the actual impact of the fires on the State's economy is impossible to estimate, since the overall cost of the clean-up, repair and resulting loss of revenue could be significantly more substantial than estimated.

   On January 23, 2017, the Governor declared a statewide state of emergency to bolster the State's response to widespread and severe flooding in multiple counties in California. The actual impact of the flooding on the State's economy is impossible to estimate, however, the overall cost of the clean-up, repair and resulting loss of revenue could be substantial.

   On May 20, 2015, the Governor declared a state of emergency for Santa Barbara County due to the effects of an oil spill. The spill was the result of a pipeline rupture that caused the release of more than 100,000 gallons of oil and other potentially hazardous substances into the Pacific Ocean near Refugio State Beach. In his proclamation of a state of emergency, the Governor acknowledged that local governments and businesses along the Santa Barbara County coast will suffer long-term impacts from the spill. The actual impact of the spill on the State's economy is impossible to estimate, however, the overall cost of the clean-up, long-term environmental damage and resulting loss of revenue could be substantial.

   State Budgets

   Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

   California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). During the economic downturn, historic revenue shortfalls resulted in multi-billion dollar budget deficits for consecutive fiscal years and severe cash shortages in California. During the 2011-12 and 2012-13 fiscal years, the State budget addressed approximately $20 billion in annual deficits through a combination of significant spending cuts, temporary tax increases, borrowing, and other budgetary measures. While the State has continued to face fiscal pressure from deferred budgetary obligations accumulated over the prior decade, primarily to schools and local governments (the so-called "Wall of Debt"), and unfunded liabilities associated with the State employee retirement systems and state retiree health benefits, the State projects that the budget will be balanced in an ongoing manner. However, unanticipated or rising costs, revenue shortfalls or the State's inability to enact or effectively realize budget solutions may adversely affect California's fiscal outlook and cause the State to face acute long-term challenges and budget deficits.

   Current Budget. The California State Budget for the year 2018-2019 (the "2018 Budget Act") was passed by the State Legislature and signed by the Governor on June 24, 2018. The 2018 Budget Act projected General Fund revenues and transfers in fiscal year 2018-19 of $133.3 billion and authorized General Fund expenditures of $129.8 billion for the fiscal year ended June 30, 2018.

   In its annual report on California's fiscal outlook, released on November 14, 2018 (the "Fiscal Report"), the LAO provided an independent assessment of California's economic outlook and the State's projected General Fund revenues and expenditures. The Fiscal Report described the LAO's assessment of the condition of the California economy and budget as being in "remarkably good shape." According to the LAO, it is difficult to overstate how good the State's budget condition is today. The positive outlook is based in part on the LAO's estimates that the State's constitutional reserve will reach $14.5 billion by the end of the 2019-20 fiscal period. In addition, the LAO projected that the State legislature will have an additional $14.8 billion in resources available to allocate in the 2019-20 budget process, which the legislature could use to build more budget reserves or make new one time and/or ongoing budget commitments. According to the LAO, by historical standards, this surplus is extraordinary. The LAO's long-term outlook is also positive. The LAO's long-term fiscal outlook was based on two alternative scenarios, the first of which assumes continued economic growth while the second assumes a moderate recession beginning in 2020-2021. According to the Fiscal Report, if the State continues to experience economic growth, the State will have operating surpluses of approximately $4.5 billion per year but declining over time. Alternatively, in the recession scenario, the State has sufficient reserves to cover its deficits through the outlook period. According to the LAO, both of the above scenarios assume the legislature makes no new commitments in 2019-20 or later. That is, the legislature would use all or nearly $15 billion in available resources in 2019-20 to build more reserves (reaching a total reserve level of about $30 billion by the end of 2019-20). However, the LAO warned that if the legislature makes new ongoing commitments in 2019-20, reserve levels under a recession scenario would be lower and the State would face higher operating deficits. Therefore, depending on the extent of the new commitments, reserves might not fully cover a budget problem that emerges during a recession. In light of its outlook, the LAO stated that the State legislature has a unique opportunity to prepare for foreseen and unforeseen challenges that the State is likely to face in the event of an economic downturn.

   Future Budgets. The Governor's proposed budget for the 2019-2020 fiscal year (the "Governor's 2019 Budget"), released on January 9, 2019 estimates that the State's revenues will grow to $142.6 billion in 2019-20. Relative to estimates in the 2018 Budget Act, the Governor's 2019 Budget Act assumes revenues in 2017-18 and 2018-19 will be $5.7 billion higher. From 2019-20, the Governor's 2019 Budget estimate revenues will grow $5.1 billion. Under the Governor's proposed 2019 Budget, spending increases from $124.7 billion in 2017-18 to $144.2 billion in 2019-20, which equates to 7.5% average annual growth. Spending remains flat between 2018-19 and 2019-20 (growing about one-tenth of a percent). The Governor's 2019 Budget proposes to end 2019-20 with $18.5 billion in reserves, which would represent about 13% of General Fund revenues and transfers and which is higher than the 2018 Budget Act level of 12%. Pursuant to the requirements of Proposition 2, the State is required to make $1.8 billion deposit into the State's Budget Stabilization Account (BSA), and under estimates in the Governor's 2019 Budget, the State's reserve would reach $15.3 billion by the end of 2019-20. The Governor's 2019 Budget also proposes a year-end balance in the State's other general purpose reserve account, the Special Fund for Economic Uncertainties (SFEU), of $2.3 billion, which is $321 million more than the enacted level in the 2018 Budget Act. Additionally, the Governor's 2019 Budget proposes depositing an additional $900 million into the Safety Net Reserve. The 2018 Budget Act created this reserve to save money specifically for CalWORKs and Medi-Cal. Including the $200 million deposit into the Safety Net Reserve in 2018 Budget Act, this proposed deposit would bring the total balance of the reserve to $900 million. The Governor proposes attributing the $700 million deposit to the 2018-19 fiscal year, although the transfer likely would take place in the 2019-20 fiscal year. According to the Governor's 2019 Budget, there is a significant focus on building budgetary resilience and paying down debt.

   In its May Revision to the Governor's 2019 Budget Act (the "May Revision"), released on May 9, 2019, projects short-term revenues of $3.2 billion more than the Governor's 2018 Budget Act. However, most of the increased revenues are subject to constitutional obligations with respect to reserves, debt repayment and schools. The May Revision factors in growing uncertainty related to the global political and economic climate, and forecasts slower economic growth in the economy. As a consequence, the May Revision allocates $15 billion to building budgetary resilience and paying down the State's unfunded liabilities, which is $1.5 billion higher than was proposed in the Governor's 2019 Budget. The $15 billion includes $4.5 billion to eliminate debts and reverse deferrals, $5.7 billion to build reserves, and $4.8 billion to pay down unfunded retirement liabilities. With respect to building reserves, the May Revision includes an additional $1.2 billion deposit into the State's Rainy Day Fund bringing the reserve up to $16.5 billion in fiscal year 2019-20. As a result, the Rainy Day Fund is now expected to reach its constitutional cap of 10 percent of General Fund Revenues in 2020-21 which is two years earlier than predicted in the Governor's 2019 Budget. By the end of 2022-23, the Rainy Day Fund balance is projected to be $18.7 billion.

   In its May 17, 2019 review of the May Revision to the Governor's 2019 Budget (the "LAO Overview"), the LAO stated that the State's multi-year budget outlook continues to be positive. According to the LAO, this is due, in part, to the Governor's approach to focus new spending commitments on one-time purposes, rather than ongoing ones, which creates a budget outlook that reflects operating surpluses assuming continued economic growth. The LAO noted that the Governor, through his budget has placed lower emphasis on building more discretionary reserves as evidenced by his proposed new ongoing spending of $3.4 (growing to $4.4 billion upon full implementation) as compared to recent levels of $300 million and $1.3 billion in 2017-16 and 2018-19, respectively. The LAO also noted the Governor's focus on building budget resilience through the repayment of outstanding State debt, including his proposed $9.5 billion allocation of available discretionary resources to repaying State debts. In the LAO Overview, the LAO stated that it agreed with the Governor that the State's current surplus represents an opportunity to prepare the budget for the future and that using a portion of the surplus to address some of the State's outstanding debt is prudent. However, the LAO stated that it believes that the State's key tool to defend against a future recession is a strong budget reserve. As such, the LAO recommended that the State legislature dedicate a larger portion of the existing surplus to discretionary reserves, as it has done in recent State budgets.

   It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

   Constraints on the Budget Process. Constitutional amendments approved by voters affect the budget process. These include Proposition 58, approved in 2004 and amended by voters effective as of the 2015-16 fiscal year, which requires the State to enact a balanced budget, establish a special rainy day fund in the General Fund and restrict future borrowing to cover budget deficits; and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote. Proposition 25 retained the two-thirds vote requirement for taxes. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

   If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the economic downturn from fiscal year 2008-09 to fiscal year 2010-11, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, July 1, 2009, January 8, 2010, July 28, 2010, November 11, 2010 and January 20, 2011, and called five special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State's liquidity problems.

   Proposition 58 (adopted as section 20 of article XVI of the State's Constitution) also requires 3% of estimated annual General Fund revenues to be transferred by the Controller into a rainy day fund (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each fiscal year from 2008-09 through 2013-14. The 2018 Budget Act includes deposits of approximately $4.4 billion, including a $2.6 billion optional deposit in addition to the deposit required under the constitution, such that by the end of the 2018-19 fiscal year, the Budget Stabilization Account, which at the end of the 2017-18 fiscal year had a balance of approximately $9.4 billion, will have reached its maximum level of $13.8 billion (10 percent of the General Fund tax revenues).

   Commencing in the 2015-16 fiscal year, Proposition 2 approved by voters in the November 2014 general election amends Proposition 58 to require 1.5% of estimated annual General Fund revenues and an additional specified portion of General Fund revenues attributable to personal income taxes on net capital gains to be transferred by the Controller into the Budget Stabilization Account no later than October 1 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches 10% of the estimated General Fund revenues for that fiscal year. From the 2015-16 fiscal year until the 2029-30 fiscal year, half of the General Fund revenues which would be transferrable to the Budget Stabilization Account will be used to repay deferred budgetary obligations, including unfunded state pension plan obligations and outstanding economic recovery bonds As a result of the amendment under Proposition 2, the annual transfers may only be suspended or reduced by a bill passed by the Legislature in response to the Governor's proclamation of a budget emergency and withdrawals from the Budget Stabilization Account during budget emergencies are subject to limitations.

   Proposition 58 prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

   Proposition 2 also creates a Public School System Stabilization Account for the support of California school districts and community college districts. General Fund revenues attributable to personal income taxes on net capital gains in excess of the specified portion dedicated to the Budget Stabilization Account are required to be transferred by the Controller to the Public School System Stabilization Account. Under current projections, Proposition 2 will result in $7.1 billion in savings and $5.5 billion in additional reductions of debt and liabilities in its first four years of operation.

   Minimum Wage Increase. On April 4, 2016, the Governor signed SB 3, which gradually increases the minimum wage in California (currently $12.00 per hour) to $15 per hour by 2023 (at the earliest) for all businesses in the State. The Department of Finance estimates increased General Fund costs of up to $3.6 billion per fiscal year upon full implementation. SB 3 includes provisions that allow the State to pause a scheduled increase in the minimum wage if certain economic and/or budget conditions occur. Consequently, the timing of full implementation will depend on any such pauses.

   State Indebtedness

   General Obligation Bonds and Revenue Bonds. As of February 1, 2019, the State had approximately $73.65 billion aggregate principal of outstanding long-term general obligation bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $53.71 billion. As of February 1, 2019, general obligation bond authorizations of approximately $37.38 billion remained unissued.

   Ratings. As of May 14, 2019 the State's general obligation bonds were rated Aa3 by Moody's, AA- by Standard & Poor's ("S&P"), and AA- by Fitch Ratings. On August 12, 2016, Fitch Ratings raised California's general obligation bond rating from A+ to AA-, stating that the upgrade reflected a combination of positive credit developments for the State. Fitch specifically stated that California is fundamentally better positioned to withstand a future economic downturn than has been the case in prior recessions due to numerous institutional improvements. On July 2, 2015, S&P raised California's general obligation bond rating from A+ to AA-, citing the enactment of the 2015 Budget Act as marking improved fiscal sustainability. On June 25, 2014, Moody's upgraded California's general obligation bond rating from A1 to Aa3, citing the State's "rapidly improving financial position, high but declining debt metrics, adjusted net pension liability ratios that are close to the State median, strong liquidity, and robust employment growth." On February 25, 2015, Fitch Ratings upgraded California's general obligation bond rating from A to A+ citing the State's "continued improvement in its fundamental fiscal position, institutionalized changes to its fiscal operations, and its ongoing economic and revenue recovery as contributing to an improved financial position and enhancing the State's ability to address future fiscal challenges." The ratings agencies continue to monitor the State's budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future.

   Infrastructure Planning. The Governor released "California's Five-Year Infrastructure Plan" for 2018 (the "Infrastructure Plan"), which is the statewide infrastructure plan provided by the Governor to the California Legislature. The 2018 Infrastructure Plan evaluates the State's infrastructure needs in the overall context of available funding sources. The vast majority of the funding proposed in the Infrastructure Plan is dedicated to the State's transportation system-- (approximately $55.5 billion which equates to more than 93 percent of funding). This reflects the sheer size of the system, the State's commitment to building the first high-speed rail system in the United States, and a funding plan to enhance the maintenance of the State's roads and highways as a result of new revenues that were authorized in SB 1. The Infrastructure Plan continues implementation of the Water Quality, Supply, and Infrastructure Improvement Act of 2014 (Proposition 1) to help address many goals of the Water Action Plan. In addition to transportation, the Infrastructure Plan specifically addresses the infrastructure challenges for the K-12 and higher education systems. There is increased investment in the State parks, and in facilities that support the State's courts, the California Conservation Corps, and the California Department of Veterans Affairs, among others.

   The 2018 Infrastructure Plan reflects the Governor's proposal for investing $61 billion in state infrastructure over the next five years, including $8.6 billion proposed in the 2018 Budget Act. This includes $1 billion General Fund, $12 billion from various special funds, $4 billion from non-governmental cost funds (including lease revenue bond funds), $848 million from general obligation bond funds, $24.4 billion from federal funds, $3.6 billion from reimbursements and other governmental cost funds, and $15.5 billion from high-speed rail funds. The Infrastructure Plan does not reflect additional funds that will be available for infrastructure spending as required under Proposition 2 once the State Rainy Day Fund reaches its constitutional limit. Expenditures of those funds will be addressed in the future.

   On June 16, 2015, the Governor called a special legislative session to consider funding improved maintenance of roads, highways and other infrastructure. The proposals from the special legislative session, including a $3.6 billion annual increase for state and local transportation infrastructure programs, are generally reflected in the 2017 Governor's Budget. In April 2017, the California Legislature passed a $52 billion transportation package that will focus on fixing the State's roads, highways, bridges, and certain transit facilities. The legislation aims to raise the funds through, among other things, a 12 cent gas tax and increased vehicle registration fees. The legislature is considering other legislation to enact permanent and sustainable funding to maintain and repair the State's transportation and critical infrastructure, improve the State's key trade corridors and complement local infrastructure efforts.

   The 2014 Budget Act passed by the State Legislature and signed by the Governor on June 20, 2014, permanently allocated 60% of future cap and trade auction proceeds to support sustainable communities, public transit, and the high-speed railway project. Consistent with the 2014 Budget Act, the 2017 Governor's Budget allocates 60% of cap and trade revenues to support sustainable communities, public transit, and the high-speed railway project.

   In January 2014, the administration released a Water Action Plan to address water challenges facing California through the 2018-19 fiscal year, including limited and uncertain water supplies, poor-quality surface water and groundwater, impaired ecosystems and high flood risk. In addition to the Water Action Plan, in the November 2014 general election, voters authorized the State to issue $7.5 billion in general obligation bonds for state water supply infrastructure projects, such as public water system improvements, surface and groundwater storage, advanced water treatment technology, drought relief, emergency water supplies, and ecosystem and watershed protection and restoration. The 2015 Budget Act proposed spending $1.5 billion over the next three years and the 2016 Governor's Budget featured $635 million in increased spending on projects to improve safe drinking water, water recycling, wastewater treatment projects, storm water management, groundwater sustainability, and to prevent groundwater contamination.

   In March 2015, the Governor signed legislation providing $1.06 billion in funds for flood protection projects and projects to improve access to water supplies. The funding package includes $267 million for drinking water and recycling projects, $53 million to provide immediate assistance to communities facing water supply issues and $26 million to help the State deal with drought related environmental issues. In February 2017, the Governor announced a $437 million proposal to accelerate implementation of existing plans to fund infrastructure needs relating to water and flood control. Of the $437 million, $387 million would go primarily to providing new flood protection the Central Valley and the Sacramento-San Joaquin River Delta, two areas greatly impacted by severe flooding in the first quarter of 2017. The Governor's proposal requires legislative approval. As of December 31, 2016, the third year since the implementation of the Water Action Plan, the State has invested hundreds of millions of dollars in local projects that recycle water, improve farm irrigation water efficiency, capture storm water, and otherwise safeguard and protect water supplies. The State also created a five-agency framework for moving California beyond emergency, one-size-fits-all drought restrictions on water to permanent water-use efficiency standards in a way that accounts for local conditions and demographics. In addition, the State has launched dozens of habitat restoration projects around the State, including the largest tidal wetlands restoration project in the Sacramento-San Joaquin Delta.

   Under certain circumstances, the State also provides infrastructure funding assistance to local governments and the private sector such as for schools and local transportation programs, water projects, housing developments, and hospitals.

   Deferred Obligations. As part of the budget solutions in fiscal years during the recession, the State repeatedly deferred payment of certain General Fund obligations (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the State pension fund) and approved the sale of economic recovery bonds, interfund borrowing and loans from state and local governments. As a result of these short-term budget-balancing actions, the General Fund is obligated to repay or make reimbursements in future years. The State's enacted budgets for fiscal years 2012-13, 2013-14, 2014-15, and 2015-16 reduced these repayment obligations from $34.2 billion to $14.9 billion. The 2016 Governor's Act proposed further reductions in California's deferred obligations and projected that all outstanding budgetary deferrals and borrowing of the State will be repaid by the end of the 2018-19 fiscal year.

   State Pension Funds. The two main State pension funds, the California Public Employees' Retirement System ("CalPERS") and CalSTRS, currently have substantial unfunded liabilities ($59 billion for CalPERS and $104 billion for CalSTRS, approximately one-third of which is considered the State's share). For fiscal year 2018-19, the annually-required General Fund pension contributions to CalPERS and CalSTRS are estimated to be approximately $3.6 billion and $3.1 billion, respectively. General Fund pension contributions to CalPERS and CalSTERS are estimated in the 2019-20 Governor's Budget to be approximately $3.9 billion and $3.3 billion, respectively. The 2019-20 Governor's Budget also proposes multiple supplemental pension payments be made to CalPERS and CalSTERS. One proposal is a $3 billion General Fund supplemental pension payment to CaLPERS using higher-than-anticipated fiscal year 2018-19 General Fund balance identified in the 2019-20 Governor's Budget. Based on CalPERS actuarial assumptions, this supplemental pension payment is estimated to result in total savings of approximately $7.2 billion over the next three decades. The second proposal is $3 billion in General Fund supplemental pension payments to CalSTRS in fiscal year 2018-19 on behalf of CalSTRS employers. Of this amount, approximately $2.3 billion will allocated in fiscal year 2018-19 towards the CalSTRS employers' share of the unfunded liability. A third option is a $1.1 billion supplemental pension payment in fiscal year 2019-20 towards the State's share of the unfunded liability.

   The State also made a one-time $6 billion supplemental pension payment to CalPERS in fiscal year 2017-18 that is estimated to save a net $4.8 billion in required pension contributions over the next two decades. This supplemental pension payment was made in three equal installments; the third and final installment paid on April 17, 2018. The additional payment was funded through an internal cash loan; the General Fund share of the repayment over the expected term of the loan (approximately $3.4 billion) will be repaid through expected future Proposition 2 debt repayments. The remaining balance is to be repaid from special funds that contribute to CalPERS and will benefit from this loan. According to the State, the supplemental payment is necessary to mitigate the impact of increasing pension contributions due in part to the CalPERS Board's recent action to lower its assumed investment rate of return from 7.5 percent to 7 percent. The 2014 Governor's Budget enacted a plan to eliminate CalSTRS' current unfunded liability by the 2045-46 fiscal year by increasing the mandatory contributions by the State, teachers and school districts. Changes to legislation and changes in actuarial assumptions and funding methodologies are also expected to result in significant annual increases in the amount the State is required to pay from the General Fund. The actual amount of such increases will depend on a variety of factors, including but not limited to, investment returns, actuarial assumptions, and retirement benefit adjustments.

   The State also provides retiree health care and dental benefits ("OPEB") to retired state employees, their spouses, and dependents (where applicable), and almost exclusively utilizes a "pay-as-you-go" funding policy. The Actuarial Accrued Liability relating to OPEB is estimated to be $91.51 billion as of June 30, 2017 (virtually all unfunded) as compared to $76.68 billion as of June 30, 2016. In 2015, the State initiated a comprehensive strategy to eliminate the unfunded OPEB liability over approximately 30 years with increased prefunding contributions shared equally between state employers and employees. Through the collective bargaining process, the State has successfully pursued the prefunding strategy, as well as cost saving changes to retiree health benefits for new employees.

   On September 12, 2012, the State adopted the Public Employees' Pension Reform Act of 2013 which reduces pension benefits for newly-hired CalPERS employees, encourages later retirement and caps compensation in calculating pension benefits for higher-income employees. In a preliminary actuarial analysis, CalPERS estimated that the reform legislation will reduce costs to the State by $10.3 billion to $12.6 billion over the next 30 years.

   Medi-Cal and Health Care Reform. California continues implementation of the federal Affordable Care Act (ACA). Since 2011-12, Medi-Cal spending has more than doubled. Compared to the 2011 Budget, total program costs increased from $43.3 billion ($14.7 billion General Fund), to $104.4 billion ($23 billion General Fund) in the 2018 Budget Act. These changes reflect a significant expansion in the number of individuals receiving coverage through Medi-Cal and the Children's Health Insurance Program (CHIP) from 8.5 million to 13.3 million. Caseload for the Affordable Care Act (ACA) Optional Expansion population is anticipated to cover approximately 3.8 million individuals in 2019-20. In addition, 1.4 million people are expected to receive medical coverage through Covered California in 2018-19. Consequently, California has reduced the uninsured share of its population to less than ten percent.

   The optional expansion of Medi-Cal extended eligibility to adults without children, and parent and caretaker relatives with incomes up to 138 percent of the federal poverty level. The 2018 Budget Act projects that the State will spend approximately $18.7 billion ($1.7 billion General Fund) on the ACA Option Expansion population in 2018-19. The federal government paid nearly 100 percent of the costs of this expansion for the first three years. As of January 1, 2017, California is responsible for 5 percent of these costs with California's contribution gradually increasing each fiscal year until fiscal year 2020-21, when the State will pay 10 percent of the total costs. By fiscal year 2020-21, the General Fund share for the optional expansion is projected to be $2.4 billion

   The net impact of the health care reform on the State's budget will depend on a number of factors, including levels of individual and employer participation and any changes in the federal matching rate and insurance premiums. Actual costs could differ materially as the Affordable Care Act is implemented and as the California Legislature realigns responsibility for certain health care and long-term care programs between the State and local governments.

   Local Government. The primary units of local government in California are the counties, which vary significantly in size and population. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. The 2011 Budget Act instituted a major realignment of responsibility for public safety programs from the State to local governments, including certain criminal justice programs, mental health services, substance abuse treatment, child and elderly welfare programs and the California Work Opportunity and Responsibility to Kids (CalWORKs). With the implementation of the federal Affordable Care Act, counties have experienced significant savings in their indigent healthcare programs as participants have continued to enroll in the State's expanded Medi-Cal program. In recognition of this shift in responsibility for indigent healthcare, the 2013 Budget Act established a mechanism to redirect a portion of each county's cost savings to benefit the State.

   Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.

   Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Proposition 1A, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and vehicle licensing revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

   Proposition 22, enacted by the Legislature and approved by the voters in November 2010, supersedes Proposition 1A and prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

   Constitutional and Legislative Factors. Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State's initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State's ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds held in the underlying closed-end funds in the portfolio of the California Series.

   Effect of other State Laws on Bond Obligations. Some of the California municipal securities held by the underlying closed-end funds of the California Series may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

   Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

   People of the State of California v. California Department of Water Resources, Butte County Superior Court. The California Department of Water Resources (the "Department") administers the State Water Project, which encompasses a complex of dams, reservoirs, pumping facilities, power plants, aqueducts and pipelines owned and operated by the State, including a dam at Lake Oroville. The State Water Project provides water to twenty-nine public agencies, and the Department is compensated by those agencies, under contracts with the Department. On February 7, 2017, erosion was discovered on the lower portion of the main spillway at Lake Oroville. With severe winter storms, releases down the damaged main spillway were unable to prevent the reservoir from overtopping. Water flowed down the emergency spillway, triggering the evacuation of more than 180,000 people downstream of Lake Oroville on February 11, 2017. Several lawsuits have been filed on behalf of individuals, businesses and public agencies, against the Department of Water Resources, asserting damages arising out of these events, including alleged damage to property, business losses, and relocation expenses. Additional lawsuits may be filed. In addition, the Butte County District Attorney seeks to impose up to $51 billion in civil penalties upon the Department for allegedly violating California Fish & Game Code Section 5650, which regulates the deposit into state waters of materials deleterious to fish and other plant and animals. (People of the State of California v. California Department of Water Resources, Butte County Superior Court, Case No. 18CV00415). At this time, it is unknown what future net financial impact this litigation may have on the State's General Fund.

   Two cases seeking to proceed as class actions (Bakersfield Mall LLC v. Franchise Tax Board and CA-Centerside II, LLC v. Franchise Tax Board) challenge the fee imposed by the California tax code upon limited liability companies registered in California, alleging discrimination against interstate commerce, violation the U.S. and California Constitutions, improper exercise of the State's police powers, and misapplication by the Franchise Tax Board. The cases were coordinated for hearing as the Franchise Tax Board LLC Tax Refund Cases and subsequently denied class certification by a coordination trial judge. The plaintiffs appealed the order to the Court of Appeal, First Appellate District. Oral Arguments are scheduled for June 26, 2018. If the trial court order is reversed and the plaintiffs prevail on the merits on behalf of themselves and the purported classes, the potential refunds could total $1.2 billion.

   Two pending cases challenge the State's right to require interstate unitary businesses to report their income on a combined basis while allowing intrastate unitary businesses to report the income of each business entity on a separate basis. Harley Davidson, Inc. and Subsidiaries v. California Franchise Tax Board and Abercrombie & Fitch Co. & Subsidiaries v. California Franchise Tax Board challenge the constitutionality of Revenue and Taxation Code Section 25101.15, allowing intrastate unitary businesses the option to report their income on a separate rather than combined basis. The trial court in Harley Davidson ruled on the parties' cross-motions for summary judgment, granting the Board's motion and denying plaintiff's motion. Plaintiff filed a notice of appeal. In each of these matters, plaintiff proposed an alternative method of calculating tax, which the Board estimated would have a possible one-time fiscal impact on corporate tax revenue of $5 billion and $1.5 billion annually thereafter. The Board argued the proposed method is unsupported by existing law. At the trial of the Abercrombie matter, the court granted the Board's motion for judgment in its favor at the close of plaintiff's presentation of its evidence. Plaintiff filed a notice of appeal. At this time, it is unknown what future fiscal impact a potential adverse final ruling on the merits would actually have on corporation taxes (including potential rebates of previously collected taxes and reduced future tax revenue) because of the uncertainty regarding the number of businesses which would pay the tax and how taxation on those companies would change as a result of an adverse ruling. However, the fiscal impact could be significant.

   A pending case challenges the validity of a Board of Equalization regulation that requires the sales tax on mobile telephones to be based on the full "unbundled" price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. Board of Equalization, the petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. The Petitioners also filed a second class action lawsuit seeking refunds of any excess sales tax paid. Should the court in the first action rule that the regulation is invalid, the second action, Bekkerman et al. v. Board of Equalization, et al. could result in an order requiring sales tax refunds, potentially exceeding $1 billion. The second action was removed to federal court in the United States District Court, Eastern District of California, but the court returned the case to state court. The State court dismissed the defendants from the class action on the basis that the claims were premature. Plaintiffs appealed that ruling and also have amended the complaint in the first action to add a class action claim for sales tax refunds. If plaintiffs are successful in their class action claim, that could result in an order requiring sales tax refunds potentially exceeding $1 billion. Even if plaintiffs are unsuccessful in their appeal and effort to include the class action claim in the first action, they may be able to refile the class action claim against the State at a later date, if they are able to prove in the first action that excess sales tax was paid and other conditions are met.

   In Consolidated Suction Dredge Mining Cases (coordinated for hearing in San Bernardino County Superior Court), environmental and mining interests challenge the State's regulation of suction dredge gold mining. The Legislature placed a moratorium on all suction dredging until certain conditions are met by the Department of Fish and Wildlife. Plaintiffs, who have pled a class action but have yet to seek certification, claim that as many as 11,000 claims, at a value of $500,000 per claim, have been taken. The trial court initially stayed the matters pending a California Supreme Court ruling in a separate pending matter, addressing whether federal law preempts state environmental regulation of suction dredge gold mining. The California Supreme Court issued its decision, holding that federal law does not preempt state regulation, and a petition for writ of certiorari in the United States Supreme Court seeking review of that decision was denied. The trial court dismissed the takings claims that had been pled as a class action, without leave to amend. While an appeal has been filed, named plaintiffs have agreed to a settlement under which the State would pay $475,000, and as a claims bill is pending in the Legislature to appropriate money to pay the settlement.

   In Tos, et al. v. California High-Speed Rail Authority, et al, the plaintiffs seek a declaration that a state law enacted in 2016 is an unconstitutional amendment of the high-speed rail bond act and to prevent the California High-Speed Rail Authority from expending bond proceeds in reliance on the challenged state law. The trial court' denied plaintiffs' request for a temporary restraining order and a preliminary injunction. Plaintiffs filed an amended complaint adding a claim challenging the approval of the Authority's plans for expenditure of bond proceeds by the Director of the Department of Finance. The trial court denied plaintiff's motion for judgement on the pleadings on the constitutional claim. The decision will not be appealable until final judgement has been entered into the litigation, which cannot be determined at this time.

   The federal government authorized $3.5 billion in grants (of which $2.6 billion has been expended) for the Central Valley segment of the high-speed rail project. In the even that the state does not meet the requirement of the grant agreements, such as because a final decision in this matter prevents the use of bond proceeds, and the state is unable to complete the Central Valley segment with other funds or provide other matching funds consistent with the grant agreements, the state may be required to repay the federal grant moneys. As of November 2018, approximately $500 million of state expenditures were pending review by the federal government. If those expenditures are approved in full, the amount of unmatched federal spending will be approximately $1.5 billion.

   In a February 9, 2019 letter, the Federal Railroad Administration ("FRA") stated its preliminary intention to terminate the grant agreement providing $930 million in unexpended funds for the project, listing various purported failures to satisfy obligations under the agreement. In the letter, the FRA states it will consider any timely-provided information showing that those obligations were satisfied before the FRA actually terminates the agreement. The letter also states that the FRA reserves the rights it might have under the grant agreements, including any right it may have to recovery of any federal funds expended. The California High-Speed Rail Authority responded to the FRA's letter on March 4, 2019.

   In Perea, et al. v. Dooley, et al., the plaintiffs filed a petition for writ of mandate and complaint for declaratory and injunctive relief on behalf of several individual Medi-Cal participants, a proposed class of all Medi-Cal participants except for those with dual Medicare coverage, and three organizations. Petitioners contend that access to care under Medi-Cal is inadequate because A-28 reimbursement rates to doctors and clinicians under Medi-Cal are insufficient to attract enough providers, and that this has a disparate impact on Latinos, in violation of California Government Code section 11135 and the California Constitution. Petitioners seek an injunction or writ of mandate requiring defendants to raise Medi-Cal reimbursement rates and improve monitoring to ensure that Latino Medi-Cal enrollees receive the same access to medical care as Medicare beneficiaries and individuals covered by employer-sponsored insurance plans. At this time, it is unknown what future financial impact this litigation may have on the State's General Fund.


                                                                    U-SECSUP0519

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Invesco Unit Trusts, Municipal Series 1182, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 29th day of May 2019.

Invesco Unit Trusts, Municipal Series 1182
(Registrant)

By: Invesco Capital Markets, Inc.
(Depositor)

By: /s/ John F. Tierney
-----------------------
Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on May 29, 2019, by the following persons who constitute the principal officers and a majority of the Board of Directors of Invesco Capital Markets,
Inc.:

SIGNATURE                                 TITLE

Steven Massoni                            Director and Co-President

M. Kevin Cronin                           Director and Co-President

Mark W. Gregson                           Chief Financial Officer


                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)


--------------------
* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
     Exhibit 7.1 to the Registration Statement on Form S-6 of Invesco Unit Trusts, Series 1130 (File No. 333-184264) dated December 4, 2012, and Invesco Unit Trusts, Series 1520 (File No. 333-201408) dated March 12, 2015.